UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 12, 2024
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ATI Physical Therapy, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-39439 (Commission File Number)	85-1408039 (I.R.S. Employer Identification Number)
790 Remington Boulevard Bolingbrook, IL 60440
(Address of principal executive offices and zip code)
(630) 296-2223
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.0001	ATIP	New York Stock Exchange
Redeemable Warrants, exercisable for Class A common stock at an exercise price of $575.00 per share	ATIPW	OTC Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02     DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

At the 2024 Annual Meeting of Stockholders of ATI Physical Therapy, Inc. (the “Company”), which was held on June 12, 2024 (the “2024 Annual Meeting”), the Company’s stockholders approved a third amendment (the “Plan Amendment”) to the Company’s 2021 Equity Incentive Plan (the “Plan”) to increase the aggregate number of shares of Class A common stock, par value $0.0001 per share (the “Common Stock”), authorized for issuance under the Plan by an additional 4,500,000 shares of Common Stock, as described in the Company’s proxy statement for the 2024 Annual Meeting filed with the Securities and Exchange Commission on April 26, 2024 (the “Proxy Statement”). The Plan Amendment had previously been approved, subject to stockholder approval, by the Company’s board of directors.

The Company’s executive officers and directors are eligible to receive awards under the Plan, including stock options and restricted stock units, in accordance with the terms and conditions of the Plan. A detailed summary of the Plan and the Plan Amendment is set forth in the Proxy Statement under the caption “Proposal 4: Approval of the Amendment to the ATI Physical Therapy, Inc. 2021 Equity Incentive Plan to Increase the Number of Shares Available for Issuance under the Plan,” the summary of which is incorporated herein by reference. That detailed summary of the Plan and the foregoing description of the Plan Amendment are qualified in their entirety by reference to the full text of the Plan and Plan Amendment, which are filed as Exhibit 10.1 and 10.4, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 5.07     SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The 2024 Annual Meeting of the Company was held on June 12, 2024. As of April 15, 2024, the record date for the 2024 Annual Meeting, 4,395,593 shares of Common Stock were outstanding and entitled to vote and holders of our Series B Preferred Stock were entitled to the number of votes as determined as if their shares of Series B Preferred Stock were converted into Common Stock, or 10,514,376 votes, voting together with the holders of the Common Stock as a single class on all matters. At the 2024 Annual Meeting, stockholders voted on the following proposals:

PROPOSAL I: To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The votes were as follows:

FOR	13,902,420
AGAINST	13,378
ABSTAIN	7,113

PROPOSAL II: Election of Directors.

Joanne Burns, James Parisi, Sharon Vitti, Daniel Dourney, Jeff Goldberg, John Larsen, Carmine Petrone, Randy Raisman and Andrew Shannahan were each re-elected as Directors, to serve a one year term to expire at the 2025 annual meeting of stockholders or until their respective successors are elected and qualified or until their earlier resignation, removal from office or death. The votes were as follows:

	For	Withheld	Broker Non-Votes
Joanne Burns	13,202,528	136,128	584,255
James Parisi	13,319,035	19,621	584,255
Sharon Vitti	13,320,760	17,896	584,255
Daniel Dourney	13,322,999	15,657	584,255
Jeff Goldberg	13,323,103	15,553	584,255
John Larsen	13,208,935	129,721	584,255
Carmine Petrone	13,244,120	94,536	584,255
Randy Raisman	13,253,445	85,211	584,255
Andrew Shannahan	13,316,292	22,364	584,255

PROPOSAL III: To approve, on a non-binding advisory basis, the compensation of our Named Executive Officers. The votes were as follows:

FOR	13,293,712
AGAINST	43,258
ABSTAIN	1,686
BROKER NON-VOTES	584,255

PROPOSAL IV: To approve an amendment to ATI Physical Therapy, Inc.’s 2021 Equity Incentive Plan to increase the number of shares available for issuance thereunder. The votes were as follows:

FOR	13,180,902
AGAINST	156,508
ABSTAIN	1,246
BROKER NON-VOTES	584,255

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits

Exhibit No.	Description

10.1	2021 Equity Incentive Plan (filed as Exhibit 10.1 to the Current Report on Form 8-K of the Company on June 13, 2023 and incorporated herein by reference).

10.2	First Amendment to 2021 Equity Incentive Plan (filed as Exhibit 10.2 to the Current Report on Form 8-K of the Company on June 13, 2023 and incorporated herein by reference).

10.3	Second Amendment to 2021 Equity Incentive Plan (filed as Exhibit 10.3 to the Current Report on Form 8-K of the Company on June 13, 2023 and incorporated herein by reference).

10.4	Third Amendment to 2021 Equity Incentive Plan.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 12th day of June, 2024.

ATI PHYSICAL THERAPY, INC.

By:	/s/ Joseph Jordan
Name:	Joseph Jordan
Title:	Chief Financial Officer